UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 30, 2008
000-51562
Commission file number
AMERICAN COMMERCIAL LINES INC.
(Exact name of registrant as specified in its charter)

Delaware	75-3177794

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1701 E. Market Street, Jeffersonville, Indiana (Address of principal executive offices)	47130 (Zip Code)
(812) 288-0100
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.
     American Commercial Lines Inc. (the “Company”) included the attached presentation in its Second Quarter 2008 Earnings Conference Call held on July 30, 2008. A copy of the presentation is furnished as Exhibit 99.1 with this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Second Quarter 2008 Earnings Conference Call Presentation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
Date: July 30, 2008	By:	/s/ Dawn R. Landry
Dawn R. Landry
Senior Vice President General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1	Second Quarter 2008 Earnings Conference Call Presentation